Exhibit 99.1

FOR FURTHER INFORMATION CONTACT:

David J. Fallon

Vice President - Chief Financial Officer

Franklin, Tennessee

615-771-3100

FOR IMMEDIATE RELEASE

TUESDAY, NOVEMBER 5, 2013

CLARCOR AGREES TO ACQUIRE AIR FILTRATION BUSINESS FROM G.E. POWER AND WATER

Franklin, TN, November 5, 2013 -- CLARCOR Inc. (NYSE: CLC) announced that it has entered into an agreement to acquire the Air Filtration business of General Electric Company’s Power and Water division for approximately $265 million, subject to contractually agreed adjustments. With over 700 employees around the world and trailing twelve month annual revenues of approximately $230 million, the business is a leading supplier of air filtration systems and filters used in gas turbine applications, as well as industrial air filtration products and membranes. Headquartered in Overland Park, Kansas and with manufacturing operations in Missouri, the UK and China, the business will continue to supply gas turbine air inlet filtration systems and filters to GE, which has the world’s largest installed base of natural gas turbines, under a multi-year supply agreement. The transaction is expected to close by the end of 2013.

Christopher L. Conway, CLARCOR’s Chairman, President and Chief Executive Officer commented, “We are very excited about this acquisition and the multiple opportunities it offers CLARCOR. Each element of this business – gas turbine filtration, industrial air filtration, and membranes – is attractive and fits within our core strategies and competencies. This transaction creates exciting new vertical opportunities and relationships, affords us access to various new technologies, broadens our already extensive product portfolio and solidifies what we believe is our standing as the most diversified filtration company in the world.

“With this transaction, CLARCOR will become a leading designer and supplier of air inlet filtration products for natural gas turbines, a business we believe is poised for long-term growth as the world continues to shift toward natural gas as its energy source of choice. CLARCOR traditionally has had little presence in the gas turbine business, and we believe this transaction will immediately position CLARCOR as a major player in the space and provide a strong platform from which to grow, both with respect to first-fit applications as well as the aftermarket.

“The industrial air filtration piece of the business, better known as BHA – one of the industry’s most well-known and respected names – is widely recognized as having a broad offering of products as well as in-depth customer knowledge and service capabilities. For decades, BHA has been engaged in direct selling of aftermarket bag house air filters and pleated cartridges for diverse industries such as cement production, food and beverage and pharmaceuticals. This direct sales model should dovetail nicely with our TFS distribution network and allow us to better service aftermarket customers and vertical markets around the country with a significantly expanded product offering of pleated industrial air filters.

“The related membrane portion of the business not only adds attractive high-margin products to our existing product offerings, but further enhances our ability to develop performance filtration media that have potential application throughout CLARCOR. Indeed, the entire Air Filtration business comes with an abundance of patented technologies, and will approximately triple the already extensive number of patents that CLARCOR and its operating businesses hold today.

“When all is said and done, however, it is no secret that the key to any acquisition is the people on both sides and the cultural fit between organizations. It was clear to us from our first interaction with the management team and our visits to the business’ facilities in the U.S. and abroad that both of these factors are present here. We believe that management has done the right things to position the business for growth and expansion, and the workforce and culture seem closely aligned with our own. We view this acquisition as a platform for growth and one from which we can provide additional scale to our own industrial and process air businesses, and we believe that the people who will be joining us will prove themselves to be assets to CLARCOR for years to come.”

“The Air Filtration business has strengthened its operations and improved performance over the past two years to create a world-class filtration business,” said Victor Abate, President and CEO, Power Generation Products at GE Power & Water. “In the Power Generation segment, we are focused on our core gas turbine technology, and we have made the strategic decision to simplify the business to better match our core strengths. We are pleased that the transaction with CLARCOR will allow Air Filtration the opportunity to grow and thrive in the filtration industry.”

XMS Capital Partners served as exclusive financial advisor and Bass Berry & Sims PLC served as lead legal advisor to CLARCOR in connection with the transaction. Consummation of the transaction is subject to customary conditions, including the expiration or early termination of the waiting period applicable to the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

CLARCOR is based in Franklin, Tennessee, and is a diversified marketer and manufacturer of mobile, industrial and environmental filtration products and consumer and industrial packaging products sold in domestic and international markets. Common shares of the Company are traded on the New York Stock Exchange under the symbol CLC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this press release other than statements of historical fact, are forward-looking statements. These forward-looking statements may include, among other things: statements and assumptions relating to the consummation of the proposed acquisition; the historical results of operations of the business to be acquired; statements regarding anticipated order patterns from customers, including GE, or the anticipated economic conditions of the industries and markets that we serve; statements relating to the anticipated effects on results of operations or financial condition from recent and expected developments or events; statements relating to the Company’s business and growth strategies; and any other statements or assumptions that are not historical facts. The Company believes that its expectations are based on reasonable assumptions. However, these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from the Company’s expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These risks include the failure to complete the acquisition and the failure to realize the economic and strategic benefits of the transaction. In addition, the Company’s past results of operations do not necessarily indicate its future results. The Company’s future results may differ materially from the Company’s past results as a result of various risks and uncertainties, including the risk factors discussed in the “Risk Factors” section of the Company’s 2012 Form 10-K and other risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this press release. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements or the risk factors described in this press release, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release.

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